January 23, 2023

BNY MELLON INVESTMENT FUNDS I

-BNY Mellon Tax Sensitive Total Return Bond Fund

Supplement to Statement of Additional Information

BNY Mellon Tax Sensitive Total Return Bond Fund (the "Fund") is no longer offered for investment, and all references to the Fund in the Statement of Additional Information are removed.

Effective as of the close of business on January 20, 2023, Fund shares held by Individual Retirement Accounts and retirement plans sponsored by BNY Mellon Investment Adviser, Inc. or its affiliates will be exchanged for Wealth shares of Dreyfus Government Cash Management ("DGCM"). Investors may obtain a copy of the Prospectus of DGCM by calling 1-800-373-9387.

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